[EXHIBIT 10.1]











                    STOCK PURCHASE AGREEMENT



                             BETWEEN


              VISION OPPORTUNITY MASTER FUND, LTD.

                               AND


           HARRY MILLER, LORNE DEMORSE AND ZANE WEAVER

                               AND

HARRY MILLER AS MAJORITY STOCKHOLDER AND CHIEF EXECUTIVE OFFICER
                        OF DENTALSERV.COM







                        December 15, 2006



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     THIS  STOCK PURCHASE AGREEMENT, ("Agreement"), dated  as  of
December 15, 2006, is entered into by Vision Opportunity Master Fund, Ltd., a Cayman Islands limited liability corporation,
(hereinafter "Buyer"), Harry Miller, Lorne Demorse and Zane Weaver, Sellers, (each hereinafter "Seller" and collectively
"Sellers")  and  Harry  Miller,  in  his  capacity  as   majority
stockholder   and  Chief  Executive  Officer  of   Dentalserv.com
(hereinafter "CEO").

     WHEREAS, Buyer desires to purchase an aggregate of 5,016,150 shares (the "Shares") of the common stock, par value $.001 per share (the "Common Stock"), of Dentalserv.com, a Nevada cor poration (the "Company"), from the Sellers, and the Sellers severally desire to sell the Shares to the Buyer; and

      WHEREAS, Harry Miller is the majority stockholder and Chief
Executive  Officer of the Company and is willing  to  enter  into
this   Agreement  in  that  capacity  in  order  to  effect   the
transaction contemplated hereunder;

     NOW,  THEREFORE,  in consideration of the premises  and  the
mutual   covenants,  representations  and  warranties   contained
herein, the parties hereto do hereby agree as follows:

     1.   TRANSFER OF SHARES, CONSIDERATION AND OTHER MATTERS

     1.1  Transfer of Shares. Subject to the terms and conditions
          -------------------
of this Agreement, Sellers hereby sell, assign, transfer, convey and deliver to Buyer, and Buyer hereby purchases and acquires from Sellers, good and marketable title to the Shares, free and clear of all mortgages, liens, encumbrances, claims, equities and obligations to other persons of every kind and character except that the Shares are restricted securities as set forth in Section
4.4 hereof. The Shares constitute approximately 90% of the total issued and outstanding capital stock of the Company on the date hereof. Simultaneously herewith, Sellers are delivering to Buyer certificates duly endorsed for transfer or accompanied by duly executed stock powers in blank, together with such other documents or instruments, if any, as may be necessary to convey the Shares to Buyer as provided herein.

     1.2   Consideration.  The  purchase  price  for  the  Shares
           --------------
purchased by Buyer is Six Hundred Fifty Thousand Dollars ($650,000) payable to Sellers according to the amounts set forth on Schedule 1.2 annexed hereto on the date hereof by wire transfer or bank certified or cashier's check(s). Schedule 1.2 also contains the name of each Seller, the number of each stock certificate to be transferred by each Seller and the number of Shares represented thereby.

     2.   REPRESENTATIONS AND WARRANTIES OF SELLERS

     Each Seller, severally but not jointly and with respect to such Seller only (and not with respect to any other Seller) represents and warrants to Buyer as follows:


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     2.1   Authorization of Agreement. Each Seller is fully able,
           ---------------------------
authorized and empowered to execute and deliver this Agreement and any other agreement or instrument contemplated by this Agreement and to perform his, her or its covenants and agreements hereunder and thereunder. This Agreement and any such other agreement or instrument, upon execution and delivery by each Seller (and assuming due execution and delivery hereof and thereof by the other parties hereto and thereto), will constitute a valid and legally binding obligation of such Seller, in each case enforceable against him, her or it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect which affect creditors' rights
generally  and  by  legal  and  equitable  limitations   on   the
availability of specific performance and other equitable remedies against such Seller under or by virtue of this Agreement or such other agreement or instrument.

     2.2  Ownership of the Shares. Each Seller is the sole record
          ------------------------
and beneficial owner of that portion of the Shares set forth opposite such Sellers name on Schedule 1.2 annexed hereto. Each Seller holds his respective Shares free and clear of any lien, pledge, encumbrance, charge, security interest, claim or right of another and has the absolute right to sell and transfer such Shares to the Buyer without the consent of any other person or entity. Upon transfer of such Shares to Buyer hereunder, Buyer will acquire good and marketable title to such Shares free and clear of any lien, pledge, encumbrance, charge, security interest, claim or right of another.

     2.3   No Sellers' Defaults. To the knowledge of each Seller,
           ---------------------
neither the execution and delivery of this Agreement, nor the consummation of the transaction contemplated hereby, violates any statute, ordinance, regulation, order, judgment or decree of any court or governmental agency, or conflicts with, or will result in any breach of, any of the terms of, or constitute a default under or result in the termination of, or the creation of, any lien upon the Shares to be sold by such Seller pursuant to the terms of any contract or agreement to which such Seller is a party or by which such Seller or any of his, her or its respective assets is bound.

     2.4  Obligations; Authorizations. None of the Sellers is (i)
          ----------------------------
in violation of any judgment, order, injunction, award or decree which is binding on him, her or it, or any of his, her or its assets, properties, operations or business which violation, by itself or in conjunction with any other such violation, would materially and adversely affect the consummation of the transaction contemplated hereby; or (ii) in violation of any law or regulation or any other requirement of any governmental body, court or arbitrator relating to him, her or it, or to his, her or its assets, operations or businesses which violation, by itself or in conjunction with other violations of any other law, regulation or other requirement, would materially adversely affect the consummation of the transaction contemplated hereby.

     2.5    Consents.  To  the  knowledge  of  each  Seller,  all
            ---------
requisite consents of third parties, including, but not limited to, governmental or other regulatory agencies, Federal, state or municipal, required to be received by or on the part of such Seller for the execution and delivery of this Agreement and the performance of such Sellers obligations hereunder have been obtained and are in full force and effect. Each Seller has fully complied with all conditions of such consents.


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      2.6  No Shareholder Loans or Other Company Debt to Sellers.
           ------------------------------------------------------
Each Seller, if applicable, has cancelled any loans made by such Seller to the Company otherwise unrepaid on the date of this Agreement. In addition, each Seller confirms hereby that nothing is owed to such Seller by the Company on the date of this Agreement for loans made or otherwise.

     3.   REPRESENTATIONS AND WARRANTIES OF CEO

     CEO represents, warrants and covenants to and with Buyer as follows:

     3.1  SEC Reports. CEO has caused the Company to  deliver  to
          ------------
Buyer, a true and correct copy of each of the following documents (the "SEC Reports") relating to the Company: (i) Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, (ii) Quarterly Report on Form 10-QSB or 10-QSB/A for the quarter ended September 30, 2006. The Company has been subject to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") since at least July 21, 2006 and, except for Current Reports on Form 8-K, the SEC Reports constitute all of the documents and reports that the Company was required to file with the Securities and Exchange Commission (the "SEC") since becoming a reporting issuer under the Exchange Act. As of their respective dates, the SEC Reports comply in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder and none of the SEC Reports contained an untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     3.2   Financial Statements. The financial statements of  the
           ---------------------
Company included in the SEC Reports (including in each case the related notes thereto) (i) are in accordance with the books and records of the Company, (ii) are correct and complete in all material respects, (iii) present fairly the financial position and results of operations of the Company as of the respective dates indicated (subject, in the case of unaudited statements, to normal, recurring adjustments, none of which were material), and
(iv) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis.

     3.3   Organization.  The Company is a  corporation  duly  or
           -------------
ganized, validly existing and in good standing under the laws of Nevada and has full power and authority to own, lease and operate its properties and to carry on its business as now being and as heretofore conducted. The Company is duly qualified as a foreign corporation in the State of Washington under the dba name "DentalServ.com, Inc.". The Company is not qualified or licensed to do business as a foreign corporation in any other jurisdiction and neither the location of its assets nor the nature of its business requires it to be so qualified.

     3.4   Capitalization. The total authorized capital stock  of
           ---------------
the Company is 100,000,000 shares of common stock of which 5,573,500 shares are issued and outstanding. There are no subscriptions, options or other agreements or commitments obligating the Company to issue any shares of its capital stock or securities convertible into its capital stock.

     3.5   Certificate  of  Incorporation  and  By-laws.  Annexed
           ---------------------------------------------
hereto as Schedule 3.5 is a true and complete copy of the Articles of Incorporation and By-laws of the Company as in effect


                             Page 4 of 19

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on  the date hereof, certified by the Secretary of the Company in the case of the By-laws and by the Secretary of State of Nevada in the case of the Articles of Incorporation.

     3.6  Officers and Directors. Attached hereto as Schedule 3.6
          -----------------------
is a list of the names and titles of all officers and directors of the Company, the resignations of such officers and directors and the appointment of Lawrence Chimerine and Robert Scherne to fill the resulting vacancies subject to the consummation of the transaction contemplated hereby.

     3.7  Liabilities, etc.
          -----------------

     (a) Since December 15, 1999 (inception), the Company has filed all Federal, state and local tax returns which are required to be filed by it and all taxes shown to be due thereon (together with any applicable penalties and interest) have been paid. Since December 15, 1999, the Company has not incurred any liability for taxes except in the ordinary course of business. The Company has paid or provided adequate reserves for all taxes which have become due for all periods prior to the date of this Agreement or pursuant to any assessments received by it or which the Company is obligated to withhold from amounts owing to any employee, creditor or other third party as at, or with respect to, any period prior to the date of this Agreement. To the best knowledge of CEO, the Federal income tax returns of the Company have never been audited by the Internal Revenue Service. The Company has not waived any statute of limitations in respect of taxes, nor agreed to any extension of time with respect to a tax assessment or deficiency.

     (b) On the date hereof, there are no liabilities, debts or obligations of the Company, whether accrued, absolute, contingent or otherwise not otherwise disclosed in the financial statements of the Company ("Liabilities").

     3.8   Absence of Certain Events. Other than as disclosed  in
           --------------------------
its SEC Reports and in Current Reports on Form 8-K, the Company has been conducted solely in the usual and ordinary course. Without limiting the generality of the foregoing, the Company has not:

     (a) waived any right or rights of substantial value or paid, directly or indirectly, any Liability before such Liability became due in accordance with its terms; or

     (b) other than in the ordinary and usual course of business, created any Liability (whether absolute or contingent and whether or not currently due and payable), or entered into or assumed any contract, agreement, arrangement, lease (as lessor or lessee), license or other commitment otherwise than in the ordinary and usual course of business; or

     (c) purchased, sold or transferred any assets other than in the ordinary and usual course of the operations of the Company; granted any security interest or other lien or encumbrance affecting any of its assets or properties other than in the ordinary and usual course of business and in amounts not material; or amended any agreement or contract to which the Company is a party or by which its assets and properties are bound.

     3.9   Adverse Developments. Except as disclosed in  its  SEC
           ---------------------



                             Page 5 of 19

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Reports,  and particularly, in its Current Reports on  Form  8-K, since January 1, 2006, there has been no material adverse change in the business, operations or condition (financial or otherwise) of the Company; nor has there been since such date, any damage, destruction or loss, whether covered by insurance or not, materially or adversely affecting the business, properties or operations of the Company.

     3.10 Actions and Proceedings. The Company is not subject  to
          ------------------------
any outstanding orders, writs, injunctions or decrees of any court or arbitration tribunal or any governmental department, commission, board, agency or instrumentality, domestic or foreign, against, involving or affecting the business, properties or employees of the Company or the Company's right to enter into and execute this Agreement. There are no actions, suits, claims or legal, administrative or arbitration proceedings or investigations, including any warranty or product liability claims (whether or not the defense thereof or liabilities in respect thereof are covered by policies of insurance) relating to or arising out of the business, properties or employees of the Company pending or, to the best knowledge of the CEO, threatened against or affecting the Company.

     3.11.     Compliance with Laws. Since December 15, 2005, the
               ---------------------
Company has complied in all material respects with all laws, ordinances, regulations and orders applicable to the conduct of its business, including all laws relating to environmental matters, employees and working conditions.

     3.12  Bank Accounts and Credit Cards. As of the date hereof,
           -------------------------------
the Company does not have any bank account, safe deposit box or credit or charge cards other than as annexed hereto as Schedule
3.12.

     3.13  Delivery of Books and Records.     At or as soon after
           ------------------------------
closing of the transaction contemplated herein, the Company's books and records shall be delivered to the Buyer or its designee as kept and maintained in the ordinary course by the Company. Such delivery of the Company's books and records is a material aspect of completion of the transaction contemplated by the Stock Purchase Agreement for which time is of the essence. The books and records will permit Dentalserv.Com to prepare and have audited its financial statements for the years ended December 31, 2005 and 2006 and CEO will cooperate in the preparation of financial statements and the Company's Annual Report for the year ended December 31, 2006 (Form 10-KSB) upon the Company's reasonable request and will execute any required certifications to be included in the Form 10-KSB. All costs associated with the preparation of the Company's Form 10-KSB for the year ended December 31, 2006 will be the responsibility of Buyer.

     3.14   Prior  Operations.  The Company  has  had  a  limited
            ------------------
operating history and no revenues or earnings from operations since inception. The Company was formed in Delaware in 1999 to develop and supply to customers of the dental profession integrated software packages for office administration and management systems. All of the Company's operations since inception have been development stage operations toward realization of a software prototype suitable for testing and subsequent commercial exploitation.



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     4.   REPRESENTATIONS AND WARRANTIES OF BUYERS

     Buyer represents and warrants to Sellers and CEO as follows:

     4.1   Organization.  Power  and  Authority.  The  Buyer   is
           -------------------------------------
authorized to execute and deliver this Agreement, and any other agreement or instrument contemplated by this Agreement, and to consummate the transaction and to perform such Buyer's obligations contemplated hereby and thereby. Buyer confirms that it has appointed Eugene Michael Kennedy, Esq. as their representative to receive the SEC Reports and the Company's Form 8-K reports and that copies thereof have been received by them.

     4.2  Legal and Authorized Transaction; Authority: No Breach.
          -------------------------------------------------------
The execution and delivery by the Buyer of this Agreement and any other agreement or instrument contemplated by this Agreement, and the consummation of the transaction contemplated hereby and thereby, requires no specific consent or authority conferred by any third party. This Agreement, and any such other agreement or instrument, upon execution and delivery by the Buyer (and assuming due execution and delivery hereof and thereof by the other parties hereto and thereto), will constitute the legal, valid and binding obligation of the Buyer, in each case enforceable against the Buyer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect which affect creditors' rights generally and by legal and equitable limitations on the availability of specific performance and other equitable remedies against the Buyer under or by virtue of this Agreement or such other agreement or instrument. Neither the execution and delivery of this Agreement, or any such other agreement or instrument by the Buyer, nor the consummation of the transaction contemplated hereby or thereby, will (i) violate, conflict with or result in the breach or termination of, or otherwise give any other contracting party the right to terminate, or constitute a default under the terms of, any mortgage, bond, indenture or material agreement to which the Buyer is a party or by which the Buyer or any of its property or assets may be bound or materially affected, (ii) violate any judgment, order, injunction, decree or award of any court, administrative agency or governmental body against, or binding upon, the Buyer or upon the securities, property or business of the Buyer, or (iii) constitute a violation by such Buyer of any applicable law or regulation of any jurisdiction as such law or regulation relates to the Buyer or to the property or business of the Buyer.

     4.3   No Litigation, Etc. There is no material suit, action,
           -------------------
or legal, administrative, arbitration or other proceeding or governmental investigation pending or, to the Buyer's best knowledge, threatened against, materially affecting, or which will materially affect, the property of the Buyers, or to the Buyer's best knowledge does there exist any basis therefor.

     4.4   Accredited Investors; Investment Intent. The Buyer  is
           ----------------------------------------
an accredited investor as that term is defined in applicable rules and regulations and is acquiring the Shares for his, her or its own account for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part of the Shares except in compliance with all applicable provisions of the Securities Act of 1933, as amended (the "Act"), the rules and regulations promulgated thereunder, and applicable state securities laws. The Shares acquired by Buyer from Sellers are "restricted securities" as that term is defined under Rule 144 of


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the  Act, and any sales of the Shares made in reliance upon  Rule
144 can be made, among other things, only in limited amounts in accordance with the terms and conditions of that Rule and will require an opinion of counsel satisfactory to the Company and the Company's counsel that registration is not required under the Act or state securities laws.

     4.5   Restrictive Legend. The Buyer understands that any and
           -------------------
all certificates representing the Shares and any and all Shares issued in replacement thereof or in exchange therefor shall bear the following legend, or one substantially similar thereto;

          "The  shares  represented by this  certificate
          have  not been registered under the Securities
          Act of 1933. The shares have been acquired for
          investment and may not be sold, transferred or
          assigned   in  the  absence  of  an  effective
          registration statement for these shares under the Securities Act of 1933 or an opinion satisfactory to the Company's counsel that registration is not required under said Act."

     4.6 During the past five (5) years, neither the Buyer nor any of its executive officers has been:

     (1) Subject of a petition under the Federal bankruptcy laws or any state insolvency law filed by or against it, or by a receiver, fiscal agent or similar officer appointed by a court for their business or property, or any partnership in which the Buyer or any of its executive officers was a general partner at or within two (2) years before the time of such filing or any corporation or business association of which any of its executive officers was an executive officer at or within two (2) years before the time of such filing;

     (2) Convicted in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

     (3) The subject of any order, judgment, or decree not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any of them for, or otherwise limiting, any of the following activities:

     (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with any such activity;

     (ii) engaging in any type of business practice; and

     (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities law or Federal
Commodity laws.


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      (4)   The  subject of any order, judgment  or  decree,  not
subsequently reversed, suspended or vacated of any Federal or State authority barring, suspending or otherwise limiting for more than sixty (60) days either of their right to engage in any activity described in paragraph (3) (i) above, or be associated with persons engaged in any such activity.

     (5) Found by any court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any Federal or state securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated; or

     (6) Found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal Commodities Law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

     5.   COVENANTS AND AGREEMENTS OF THE PARTIES

     5.1   Finders.  The  Buyer represents and  warrants  to  the
           --------
Sellers that it has not employed any broker, finder or similar agent and no person or entity with which the Buyer has had any dealings or communications of any kind is entitled to any finder's fee or any similar compensation from the Buyer in connection with this Agreement or the transaction contemplated hereby. Any Finder(s) or similar agent employed by the Sellers in connection with the transaction contemplated herein shall be compensated by Sellers. The Buyer has and shall have no liability or responsibility whatsoever for any such or similar compensation claimed.

     5.2   Expenses.  Each of the parties hereto agrees  to  bear
           ---------
his, her or its own expenses in connection with the negotiation, preparation, execution and delivery of this Agreement and the consummation of the transaction contemplated hereby.

     5.3   SEC  Filings.   Buyer agrees (i) to exercise its  best
           -------------
efforts: (a) to cause the Company to remain a reporting company under either Section 12(g) or 15(d) of the Exchange Act, and (b) to file all necessary reports with the SEC and any other regulatory body as required to maintain the Company as a current reporting Company under the Exchange Act and any other applicable rules and regulations; (ii) to cause the Company to file with the SEC a Report on Form 8-K relating to the consummation of the transaction contemplated hereunder; (iii) to cause the Company to file with the SEC a Information Statement on Schedule14F-1 and
(iv) to provide each of the Sellers with one copy of such Information Statement on Schedule 14F-1 as filed pursuant to clause (iii) above.

     6.   NATURE AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     6.1   Nature of Statements. All statements contained in  any
           ---------------------
schedule, certificate or other instruments delivered by or on behalf of any party hereto pursuant to this Agreement, shall be deemed representations and warranties by such party.


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


     6.2   Survival of Representations and Warranties. Regardless
           -------------------------------------------
of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations and warranties made hereunder or pursuant hereto or in connection with the transaction contemplated hereby shall survive the execution and delivery of this Agreement and continue in effect through the first anniversary of this Agreement except that the representations and warranties set forth in Sections 2.2 shall continue in effect until the expiration of the applicable statute of limitations, and the agreements of indemnity for claims set forth in Sections 7, 8 and 9 shall survive the execution and delivery of this Agreement and continue in effect for the period during which such claims are enforceable.

     7.   INDEMNIFICATION BY CEO

     7.1   Claims  Against the Company. CEO shall  indemnify  and
           ----------------------------
hold  Buyer harmless from and against any loss, damage or expense
(including reasonable attorneys' fees) caused by or arising out of any claim made against the Company:

     (i) for any foreign, Federal, state or local tax of any kind arising out of or by reason of the existence or operations of the Company, since January 1, 2005 and prior to the date of this Agreement, including, without limitation, any payroll taxes owed by the Company on account of compensation paid to any employee of the Company prior to such date;

     (ii) since January 1, 2005, in respect of transactions occurring prior to the date of this Agreement arising under the Act, the Exchange Act, or any state blue sky or securities law;

     (iii) in respect of any salary, bonus, wages or other compensation of any kind owed by the Company to its employees for services rendered on or prior to the date of this Agreement;

     (iv) for any damages to the environment caused by or arising out of any pollution resulting from or otherwise attributable to the operation of the business of the Company prior to the date of this Agreement;

     (v) in respect of any payable of the Company to the Sellers incurred prior to the date of this Agreement;

     (vi) in respect of any liability or indebtedness for borrowed money or otherwise incurred on or before the date of this Agreement except as provided in Section 3.7 hereof.

     7.2  Other Matters. CEO shall also indemnify and hold Buyers
          --------------
harmless from and against any loss, damage or expense (including reasonable attorneys' fees) caused by or arising out of (i) any breach or default in the performance by CEO of any covenant or agreement of CEO contained in this Agreement, (ii) any breach of warranty or inaccurate or erroneous representation made by CEO herein or in any schedule, certificate or other instrument delivered by or on behalf of CEO pursuant hereto, and (iii) any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal and accounting fees) incident to any of the foregoing.

     8.   INDEMNIFICATION BY SELLERS

     8.1   Claims Against Buyer.  Each of the Sellers, severally,
           ---------------------
shall indemnify and hold Buyers harmless from and against any loss, damage or expense (including reasonable attorneys' fees) caused by or arising out of (i) any breach or default in performance by such Seller of any covenant or agreement of him, her or it contained in this agreement, (ii) any breach of warranty or inaccurate or erroneous representation made by such Seller herein or in any schedule, certificate or other instrument delivered by or on behalf of him, her or it pursuant hereto, and
(iii) any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal and accounting fees) incident to any of the foregoing.

     9.   INDEMNIFICATION BY BUYER

     9.1   Claims Against Sellers. The Buyer shall indemnify  and
           -----------------------
hold harmless Sellers from and against all loss, damage or expense (including reasonable attorneys' fees) caused by or arising out of (i) any breach or default in the performance by Buyer of any covenant or agreement of Buyer contained in this Agreement, (ii) any breach of warranty or inaccurate or erroneous representation made by Buyer herein or in any certificate or other instrument delivered by or on behalf of Buyer pursuant hereto and (iii) any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal and accounting fees) incident to the foregoing.

     10.  NOTICE AND OPPORTUNITY TO DEFEND

     10.1  Participation. Promptly after the  receipt  by  Buyer,
           --------------
Sellers or CEO of notice of any action, proceeding, claim or potential claim (any of which is hereinafter individually referred to as a ("Circumstance") which could give rise to a right to indemnification under this Agreement, such party (the "Indemnified Party") shall give prompt written notice to the party or parties who may become obligated to provide indemnification hereunder (the "Indemnifying Party"). Such notice shall specify in reasonable detail the basis and amount, if ascertainable, of any claim that would be based upon the Circumstance. The failure to give such notice promptly shall relieve the Indemnifying Party of its indemnification obligations under this Agreement, unless the Indemnified Party establishes that the Indemnifying Party either had knowledge of the Circumstance or was not prejudiced by the failure to give notice of the Circumstance. The Indemnifying Party shall have the right, at its option, to compromise or defend the claim, at its own expense and by its own counsel, and otherwise control any such matter involving the asserted liability of the Indemnified Party, provided that any such compromise or control shall be subject to obtaining the prior written consent of the Indemnified Party which consent shall not be unreasonably withheld. An Indemnifying Party shall not be liable for any costs of settlement incurred without the written consent of the Indemnifying Party. If any
Indemnifying Party undertakes to compromise or defend any asserted liability, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party agrees to cooperate fully with the Indemnifying Party and its counsel in the compromise of or defense against any such asserted liability. All costs and expenses incurred in connection with such cooperation shall be borne by the Indemnifying Party, provided such costs and expenses have been previously approved by the Indemnifying Party. In any event, the Indemnified Party shall have the right at its own expense to participate in the defense of an asserted liability.

     11.  MISCELLANEOUS

     11.1.  Successors  and  Assigns.  This  Agreement  shall  be
            -------------------------
binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns. No assignment of this Agreement or delegations of any rights hereunder shall relieve the assigning or delegating party of any of its obligations or liabilities hereunder.

     11.2  Notices. All notices or other communications  required
           --------
or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, sent prepaid overnight by Federal Express or the like, in writing, or mailed first class, postage prepaid, by certified mail, return receipt requested (mailed notices and notices sent by facsimile shall be deemed to have been given on the date sent) as follows:

     (a)  If to Sellers, as follows:
          c/o Harry Miller
          401 Detwiller
          Bellevue, Washington 98004.

          with a copy to:
          Venture Law Corporation
          688 West Hastings Street, Suite 618
          Vancouver, British Columbia V6B 1P1
          Attn: Alixe B. Cormick, Esq.

     (b)  If to Buyer
          Vision Opportunity Master Fund, Ltd.
          20 W. 55th Street, Floor 5
          New York, NY 10010
          Attention: Adam Benowitz, President

          with a copy to:
          Law Office of Eugene Michael Kennedy, P.A.
          517 Southwest First Avenue
          Fort Lauderdale, Florida 33301
          Attention: Eugene Michael Kennedy, Esq.

or in any case to such other address or addresses as hereafter shall be furnished as provided in this Section 10.2 by either of the parties hereto to the other party hereto.

     11.3  Waiver; Remedies. No delay on the part of  Sellers  or
           -----------------
Buyer in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of Sellers or Buyer of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise of any other right, power or privilege hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties hereto may otherwise have at law or in equity.

     11.4 Entire Agreement. This Agreement constitutes the entire
          -----------------
agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings of the parties relating thereto.

     11.5  Amendment. This Agreement may be modified  or  amended
           ----------
only by written agreement of the parties hereto.

     11.6  Counterparts. This Agreement may be  executed  in  any
           -------------
number of counterparts, each of which shall be deemed an original but all of which together shall constitute a single instrument.

     11.7  Governing  Law. This Agreement shall be  governed  and
           ---------------
construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York.

     11.8  Captions. All section titles or captions contained  in
           ---------
this Agreement, in any schedule referred to herein or in any Exhibit annexed hereto are for convenience only, shall not be deemed a part of this Agreement and shall not affect the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the day and year first above written.


SELLERS:


/s/Harry Miller                   /s/Lorne Demorse
______________________________    __________________________
Harry Miller                      Lorne Demorse



/s/Zane Weaver
______________________________
Zane Weaver

CEO OF DENTALSERV.COM:


/s/Harry Miller
______________________________
Harry Miller, in his personal
capacity as Majority
Stockholder and CEO of
DentalServ.Com



BUYER:

VISION OPPORTUNITY MASTER FUND, LTD.

/s/Adam Benowitz
______________________________
Adam Benowitz, President

                          Schedule 1.2

 Shares Held by Sellers and Consideration to be Paid for Shares Sold

____________________________________________________________________________
Name            Total Number         Total Number      Consideration
of Seller       of Shares of         of Shares to      to be paid for
                DentalServ.Com Held  be Sold to Buyer  Shares Sold to Buyer
____________________________________________________________________________
Harry Miller       4,895,000             4,765,000         $570,000
____________________________________________________________________________
Lorne Demorse        445,000               206,150         $ 75,000
____________________________________________________________________________
Zane Weaver           50,000                45,000         $  5,000
____________________________________________________________________________

                          Schedule 3.5

               Articles and Bylaws of the Company



                            ATTACHED


                   (Omitted from this Exhibit)

                          Schedule 3.6

                Directors and Officers of Company

Name of Director
----------------

Harry Miller

Executive Officers:

Name of Officer          Office(s) Previously Held
---------------          -------------------------
Harry Miller             Chief Executive Officer, Chief
                         Financial Officer, President,
                         Secretary, and Treasurer

                RESIGNATION AS OFFICER & DIRECTOR
                         DENTALSERV.COM.



TO:  DENTALSERV.COM
     P.O. Box 741
     Bellevue, WA 98009



I, Harry Miller, hereby resign as Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer and from any other office which I may currently hold in DentalServ.Com, effective as of the close of the meeting of directors held on the date below.

I further resign as director of DentalServ.Com effective ten days after DentalServ.Com mails an Information Statement on Schedule
14F-1 pursuant to section 14(f) of the Securities Exchange Act of 1934, as amended, and Rule 14f-1.

Dated this 11th day of December, 2006, as of 5:00 p.m. PST.





/s/ Harry Miller
________________________________
By: Harry Miller

                          Schedule 3.12

                 Bank Accounts and Credit Cards

DentalServ.com has a checking account at Bank of America, Bellevue, Washington which will be closed within seven days of closing this Agreement.

DentalServ.com does not have any credit cards.